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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 31, 2002

                            METALLURG HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                    333-60077                       23-2967577
(State or Other                (Commission                    (IRS Employer
Jurisdiction of                File Number)               Identification Number)
Incorporation)

                                  Building 400
                              435 Devon Park Drive
                            Wayne, Pennsylvania 19087
                    (Address of Principal Executive Offices)

                                 (610) 293-0838
              (Registrant's telephone number, including area code)




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ITEM 2. DISPOSITION OF ASSETS

     Effective as of December 31, 2002, Metallurg Holdings, Inc. ("Metallurg"), through its wholly owned second tier subsidiary, Metallurg Holdings Corporation, sold all of the stock of (a) GfE Gesellschaft fur Elektrometallurgie mbH ("GfE"), which was comprised of production facilities and a sales office in Germany; and (b) the following sales offices: Metallurg International Resources GmbH ("MIR"), a German company, and its foreign branches; Ferrolegeringar Aktiengesellschaft ("FAG"), a Swiss company, and its subsidiaries; and Aktiebolaget Ferrolegeringar ("ABF"), a Swedish company.

     The shares of MIR, FAG, ABF and GfE Giesserei- und Stahlwerksbedarf GmbH, GfE's sales office in Germany, were sold to Sudamin Recycling GmbH & Co. KG ("Sudamin"), a German company. Sudamin is controlled by Safeguard International Fund, L.P. ("Safeguard International"), the majority owner of Metallurg's parent (Metallurg Holdings, Inc.). The aggregate purchase price consisted of $6,499,000 in cash and $2,001,000 in fair value of Metallurg Holdings, Inc. 12.75% Senior Discount Notes due 2008 (the "Senior Discount Notes"). The net book value of the entities sold was $7,445,000 at September 30, 2002.

     The shares of GfE (exclusive of its sales office) were sold to Safeguard International Fund PFW, L.L.C. ("Safeguard PFW"). Safeguard PFW is a Delaware company owned by Safeguard International. Consideration consisted of one Euro in cash and the right of Metallurg to receive a further payment of 3% of the net proceeds received by GfE or Safeguard PFW in the event of a sale of GfE's medical products subsidiary, GfE Medizintechnik GmbH. The shares of GfE (exclusive of its sales office) had a negative net book value of $11,822,000 as of September 30, 2002. In conjunction with the sale, an outstanding intercompany loan from Metallurg to GfE in the amount of $7,000,000 was restructured. Metallurg is to receive $1,000,000 in 2003. The remaining $6,000,000 principal balance is subordinated. The loan bears interest at a rate of 10% per annum and repayments of principal and interest are due from 2006 through 2010. Under certain circumstances, the loan may be repaid prior to its maturity.

     The purchase price may be adjusted upon finalization of U.S. GAAP financial statements as of December 31, 2002. As the above transactions are between members of a common controlled group, as defined for accounting purposes, they are accounted for on the historical basis with no gain or loss being recorded. See "Item 7. Financial Statements" for pro forma results.

Dr. Heinz C. Schimmelbusch, Mr. Arthur Spector and Mr. Michael Holly, all of whom are directors and officers of Metallurg, are also directors and officers of Safeguard PFW. Dr. Schimmelbusch and Mr. Spector are also directors of Sudamin. Mr. Lou Busovsky, an officer of Metallurg, is also an officer of Safeguard PFW.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Pursuant to paragraphs (b)(1) and (c) of Item 7 of Form 8-K, Metallurg is furnishing pro forma financial information and exhibits as follows:

Exhibit
Number    Description of Exhibit

10.1 Share Purchase and Transfer Agreement, dated December 20, 2002, for the sale of Giesserei- und Stahlwerksbedarf GmbH by GfE Gesellschaft fur Elektrometallurgie mbH to Sudamin Recycling GmbH & Co. KG

10.2 Share Purchase and Transfer Agreement, dated December 20, 2002, for the sale of Metallurg International Resources GmbH, Ferrolegeringar Aktiengesellschaft and Aktiebolaget Ferrolegeringar by Metallurg Holdings Corporation to Sudamin Recycling GmbH & Co. KG

10.3 Share Purchase Agreement, dated December 30, 2002, for the sale of GfE Gesellschaft fur Elektrometallurgie mbH by Metallurg Holdings Corporation to Safeguard International Fund PFW, L.L.C.




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99.1      Unaudited pro forma consolidated statement of income of Metallurg
          Holdings, Inc. for the three quarters ended September 30, 2002.

99.2 Unaudited pro forma consolidated statement of income of Metallurg Holdings, Inc. for the three quarters ended September 30, 2001.

99.3 Unaudited pro forma consolidated statement of income of Metallurg Holdings, Inc. for the year ended December 31, 2001.

99.4 Unaudited pro forma consolidated statement of income of Metallurg Holdings, Inc. for the year ended December 31, 2000.

99.5 Unaudited pro forma consolidated statement of income of Metallurg Holdings, Inc. for the year ended January 31, 2000.

99.6 Unaudited pro forma consolidated balance sheet of Metallurg Holdings, Inc. as of September 30, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         METALLURG HOLDINGS, INC.


Date: January 15, 2003                   By:    /s/ Arthur R. Spector
                                                --------------------------------
                                         Name:  Arthur R. Spector
                                         Title: Executive Vice President
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)




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                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibit                                                   Method of Filing
10.1      Share Purchase and Transfer Agreement, dated December 20, 2002, for the sale of Giesserei- und Stahlwerksbedarf GmbH by GfE Gesellschaft
          fur Elektrometallurgie mbH to Sudamin Recycling GmbH & Co. KG             Filed herewith

10.2      Share Purchase and Transfer Agreement, dated December 20, 2002, for the sale of Metallurg International Resources GmbH, Ferrolegeringar
          Aktiengesellschaft and Aktiebolaget Ferrolegeringar by Metallurg
          Holdings Corporation to Sudamin Recycling GmbH & Co. KG                   Filed herewith

10.3      Share Purchase Agreement, dated December 30, 2002, for the sale of GfE
          Gesellschaft fur Elektrometallurgie mbH by Metallurg Holdings
          Corporation to Safeguard International Fund PFW, L.L.C.                   Filed herewith

99.1      Unaudited pro forma consolidated statement of income of Metallurg
          Holdings, Inc. for the three quarters ended September 30, 2002.           Filed herewith

99.2      Unaudited pro forma consolidated statement of income of Metallurg
          Holdings, Inc. for the three quarters ended September 30, 2001.           Filed herewith

99.3      Unaudited pro forma consolidated statement of income of Metallurg
          Holdings, Inc. for the year ended December 31, 2001.                      Filed herewith

99.4      Unaudited pro forma consolidated statement of income of Metallurg
          Holdings, Inc. for the year ended December 31, 2000.                      Filed herewith

99.5      Unaudited pro forma consolidated statement of income of Metallurg
          Holdings, Inc. for the year ended January 31, 2000.                       Filed herewith

99.6      Unaudited pro forma consolidated balance sheet of Metallurg Holdings,
          Inc. as of September 30, 2002.                                            Filed herewith



                          STATEMENT OF DIFFERENCES
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 The section symbol shall be expressed as............................... 'SS'
 Characters normally expressed as superscript shall be preceded by...... 'pp'